[EQ LOGO]                                           EQUITABLE ACCUMULATOR SELECT
                                               (IRA AND NQ) COMBINATION VARIABLE
                                      DEFERRED AND FIXED ANNUITY Enrollment Form
                        under Group Annuity Contract No. AC6725 (NON-QUALIFIED),
                      AC7627 (QUALIFIED) and Application for Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------


1.   PROGRAM   |_| IRA     |_| Non-Qualified (NQ)


2.   OWNER     |_| Individual    |_| Trustee (for an individual)
               |_| Qualified Plan Trustee

FOR TRADITIONAL IRA AND ROTH IRA , THE OWNER AND ANNUITANT MUST BE THE SAME PERSON.


-----------------------------------------------   ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


-----------------------------------------------   ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN


---------------------   -----------------------   |_| Male   |_| Female
Home Phone Number       Office Phone Number


3.  ANNUITANT IF OTHER THAN OWNER


-----------------------------------------------   ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


-----------------------------------------------   ------------------------------
Address (Street, City, State, Zip Code)           Social Security No.

---------------------   -----------------------   --------------------------    |_| Male   |_| Female
Home Phone Number          Office Phone Number    Relationship to Owner


4.   BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


5.   ANNUITY COMMENCEMENT AGE

SPECIFY AGE:__________________ (Annuitant age 90 if not indicated)


6.   INITIAL CONTRIBUTION INFORMATION


TOTAL INITIAL CONTRIBUTION: $______________________

If this is an IRA and you are age 70 1/2 or older please read the enrollment form/application instructions applicable to you.

METHOD OF PAYMENT:  |_| By check payable to Equitable Life      |_| By wire
     NON-QUALIFIED:    |_| 1035 Exchange
         QUALIFIED:

     TRADITIONAL IRA                                        ROTH IRA (Please read the enrollment form/application
     |_| Direct rollover from qualified plan or TSA         instructions applicable to Roth IRA Certificates/Contracts)
     |_| Direct transfer from other traditional IRA         |_| Conversion rollover from traditional IRA
     |_| Rollover from traditional IRA                      |_| Direct transfer from other Roth IRA
                                                            |_| Rollover from Roth IRA

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        INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
(1/98)                        (800) 338-3434

7.   BASEBUILDER GUARANTEE ELECTION (NOT APPLICABLE FOR NEW YORK RESIDENTS)

|_|  I choose to elect the baseBUILDER guarantee.
          Select a death benefit option:     |_| 6% to Age 80 Roll Up   OR
                                             |_|Annual Ratchet to Age 80

|_|  I choose to elect the Guaranteed Minimum Death Benefit Only.
          Select a death benefit option:     |_| 6% to Age 80 Roll Up   OR
                                             |_|Annual Ratchet to Age 80


8.   WITHDRAWALS (OPTIONAL) OPTIONS A AND C CAN BE ELECTED ONLY UNDER IRA

A.   |_| SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS.
         Available only under IRA if you are below age 59 1/2.

         Frequency:    |_| Monthly     |_| Quarterly     |_| Annually
         Start Date: ________________ (Month, Day)

         Calculation Basis:   |_| Single Life     |_| Joint and 100% to Survivor

B.   |_| SYSTEMATIC WITHDRAWALS.
         Under IRA, available only if you are age 59 1/2 to 70 1/2.

         Frequency:    |_| Monthly     |_| Quarterly     |_| Annually
         Start Date: ________________ (Month, Day)

         Amount of Withdrawal:  $_______________ or __________%

C.   |_| MINIMUM DISTRIBUTION WITHDRAWALS.
         Available only if you have elected Self-Directed Allocation under a Traditional IRA and you are age 70 1/2 or older.

     Minimum Distribution Withdrawals based on the period of:
          |_|  Owner/Annuitant's life expectancy only
          |_|  joint life expectancies of Owner/Annuitant and spouse
          |_| joint life expectancies of Owner/Annuitant and non-spouse beneficiary

     If joint life, indicate joint Annuitant's date of birth: __________________

     Do you want your life expectancy recalculated?      |_| yes  |_| no

     If you elected joint life expectancies, do you want your life expectancies recalculated? |_| yes |_| no

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)

B.   |_| I want to have Federal income tax withheld from each payment.


9.   SUITABILITY

A.   Did you receive the EQUITABLE ACCUMULATOR prospectus?    |_| Yes  |_| No

-----------------------------------   ------------------------------------------
Date of Prospectus                    Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued?
     |_| Yes  |_| No   If Yes, complete the following:


----------------  -----------------  ------------  -----------------------------
Year Issued       Type of Plan       Company       Certificate/Contract Number


10.  SPECIAL INSTRUCTIONS


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(1/98)                                                 Accumulator Select page 2

11.  ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C

                                                      (1) GUARANTEE PERIODS
                                                          -----------------
                                           February 15, 1999.............             %
                                                                         -------------
-------------------------------------
   -]A. |_| SELF-DIRECTED ALLOCATION       February 15, 2000.............             %
                                                                         -------------
       Allocate initial contribution
       between "(1) GUARANTEE PERIODS"     February 15, 2001.............             %
       and "(2) INVESTMENT FUNDS."                                       -------------
       The total of (1) and (2) must
       equal 100%.                         February 15, 2002.............             %
--------------------------------------                                   -------------

                                           February 15, 2003.............             %
                                                                         -------------

                                           February 15, 2004.............             %
                                                                         -------------

                                           February 15, 2005.............             %
                                                                         -------------

                                           February 15, 2006.............             %
                                                                         -------------

                                           February 15, 2007.............             %
                                                                         -------------

                                           February 15, 2008.............             %
                                                                         -------------
                                                                                          SUBTOTAL............             % (1)
---------------------------------------                                                                        ------------
   -]B. |_| PRINCIPAL ASSURANCE
                                                            (2) INVESTMENT FUNDS
       Under Principal Assurance, an                            ----------------
       amount is allocated to a Guarantee         Alliance Money Market........................                   %
       Period so that the maturity value                                                         -------------
       will equal the initial contribution        Alliance High Yield..........................               %
       in the year selected.                                                                     -------------
                                                  Alliance Common Stock........................               %
                                                                                                 -------------
                                                  Alliance Aggressive Stock....................               %
        SELECT MATURITY YEAR:                                                                    -------------
                                                  Alliance Small Cap Growth....................               %
        |_| 2005  |_| 2006  |_| 2007                                                             -------------
        |_| 2008                                  BT Equity 500 Index..........................               %
                                                                                                 -------------
       Allocate the  remaining amount of          BT International Equity Index................               %
       the initial contribution only to                                                          -------------
       "(2) INVESTMENT FUNDS."                    BT Small Company Index.......................               %
       The total must equal 100%.                                                                -------------
---------------------------------------           JPM Core Bond................................               %
                                                                                                 -------------
                                                  Lazard Large Cap Value.......................               %
                                                                                                 -------------
                                                  Lazard Small Cap Value.......................               %
                                                                                                 -------------
                                                  MFS Research.................................               %
                                                                                                 -------------
---------------------------------------           MFS Emerging Growth Companies................               %
   -]C. |_|  SPECIAL DOLLAR COST                                                                 -------------
             AVERAGING                            Morgan Stanley Emerging Markets Equity.......               %
                                                                                                 -------------
       The initial contribution is                EQ/Putnam Growth & Income Value..............               %
       allocated to the Alliance Money                                                           -------------
       Market Fund. Thereafter, amounts are       EQ/Putnam Investors Growth...................               %
       transferred over a twelve month                                                           -------------
       period from the Alliance                   EQ/Putnam International Equity...............               %
       Money Market Fund to the                                                                  -------------
       other Investment Funds based on                                                    SUBTOTAL............              % (2)
       the percentages you indicate under                                                                       ------------
       "(2) INVESTMENT FUNDS."                                                            TOTAL...............      100%
       The total must equal 100%.
       Do not indicate a percentage for the
       Alliance Money Market Fund.
---------------------------------------


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|_|  REBALANCING* The allocation among the Investment Funds will be periodically re-adjusted  according to the allocation  percentages you indicate above. SELECT
REBALANCING FREQUENCY:   |_| Quarterly |_| Semi-Annually |_| Annually
*This program may not be elected under Special Dollar Cost Averaging.
--------------------------------------------------------------------------------


(1/98)                                                 Accumulator Select page 3

12.  AGREEMENT

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.


X
-------------------------------------  -----------------  ----------------------
Proposed Annuitant's Signature         Date               Signed at: City, State

X
-------------------------------------  -----------------  ----------------------
Proposed Owner's Signature             Date               Signed at: City, State
(If other than Annuitant)

                         (NEW YORK, OREGON AND VIRGINIA
             RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR REGISTERED REPRESENTATIVE OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
-------------------------------------  -----------------  ----------------------
Proposed Annuitant's Signature         Date               Signed at: City, State

X
-------------------------------------  -----------------  ----------------------
Proposed Owner's Signature             Date               Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No

Florida License ID No(s). ________________________________________


------------------------------------------------------------------------------------------------
Registered Representative Signature               Print Name & No. of Registered Representative


------------------------------------------------------------------------------------------------
Registered Representative Soc. Sec. No./Tin       Broker-Dealer/Branch        Client Account No.


(1/98)                                                 Accumulator Select page 4